Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

PRUDENTIAL PREMIER VARIABLE ANNUITY Bb SERIESSM (“Bb SERIES”)

Supplement dated January 26, 2010
To
Prospectus dated May 1, 2009

This supplement should be read and retained with the prospectus for your Annuity. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.  This supplement discusses changes to two portfolios of Advanced Series Trust (AST) and new provisions for newly-issued contracts regarding assignment of the Annuity and changes of Owner.

A.	CHANGE WITH RESPECT TO CERTAIN PORTFOLIOS OF ADVANCED SERIES TRUST

Effective on or about March 15, 2010, each of the AST UBS Dynamic Alpha Portfolio and the AST Niemann Capital Growth Asset Allocation Portfolio will begin employing a new subadviser, change its investment objectives/policies and name, and have different fees, as detailed below.  Reflecting those changes, the AST UBS Dynamic Alpha Portfolio will be re-named the AST J.P. Morgan Strategic Opportunities Portfolio and the AST Niemann Capital Growth Asset Allocation Portfolio will be re-named the AST Fidelity Investments® Pyramis® Asset Allocation Portfolio.

a)
In the section entitled “Summary of Contract Fees and Charges,” we replace the line items for the AST UBS Dynamic Alpha Portfolio and the AST Niemann Capital Growth Asset Allocation Portfolio with the following in  the table of Underlying Mutual Fund Portfolio Annual Expenses:

UNDERLYING PORTFOLIO	Management Fee	Other Expenses	12b-1 Fee	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Expenses
Advanced Series Trust
AST JP Morgan Strategic Opportunities 1	1.00%	0.28%	0.00%	0.00%	1.28%
AST Fidelity Investments® Pyramis® Asset Allocation Portfolio2	0.85%	0.42%	0.00%	0.00%	1.27%

1 The fees and expenses shown in the table above are estimates. Future expense ratios may be higher or lower than those shown in the table above.  For purposes of this entry in the above fee table for the AST J.P. Morgan Strategic Opportunities Portfolio, “other expenses” consists of 0.16% for other expenses plus 0.12% for short sale dividend expenses.  The former (i.e., other expenses) includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, non-interested Trustee fees, and fees for certain other miscellaneous items that are paid by the portfolio.    The portfolio is expected to engage in short sale activity to implement its market neutral and absolute return strategies.  In general, taking a short position involves borrowing a security (usually from a broker), and selling the security in the open market, while receiving cash as the proceeds from the sale.  The portfolio generally receives interest (a credit to the portfolio) on the cash proceeds from its short sales that are held as collateral at the broker.  However, the portfolio must, while a short position is open with respect to a stock, pay out dividends on the shorted stock to the broker.  This will represent an expense to the portfolio.  Even though these short sale dividend expenses are typically offset, in whole or in part, by the credits received from earnings on the short sale proceeds, SEC accounting rules will require the portfolio to include the full amount of those short sale dividend expenses in its total expense ratio for purposes of the above fee table without any offset for those interest earnings.  AST has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses."

2 The fees and expenses shown in the table above are estimates. Future expense ratios may be higher or lower than those shown in the table above.  For purposes of this entry in the above fee table for the AST Fidelity Investments® Pyramis® Asset Allocation Portfolio, “other expenses” consists of 0.27% for other expenses plus 0.15% for short sale dividend expenses.  The former (i.e., other expenses) includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, non-interested Trustee fees, and fees for certain other miscellaneous items that are paid by the portfolio.    The portfolio is expected to engage in short sale activity to implement its large cap core 130/30 strategy.  In general, taking a short position involves borrowing a security (usually from a broker), and selling the security in the open market, while receiving cash as the proceeds from the sale.  The portfolio generally receives interest (a credit to the portfolio) on the cash proceeds from its short sales that are held as collateral at the broker.  However, the portfolio must, while a short position is open with respect to a stock, pay out dividends on the shorted stock to the broker.  This will represent an expense to the portfolio.  Even though these short sale dividend expenses are typically offset, in whole or in part, by the credits received from earnings on the short sale proceeds, SEC accounting rules will require the portfolio to include the full amount of those short sale dividend expenses in its total expense ratio for purposes of the above fee table without any offset for those interest earnings.  AST has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses."

b)
In the "Investment Options" section of the prospectus, we make the following changes to the chart setting forth a brief description of each variable investment option, to reflect the new subadvisers and revised investment objectives/policies.  In addition, we amend the list of Investment Options on the inside front cover of the prospectus to set forth the new portfolio names.

PORTFOLIO NAME/INVESTMENT OBJECTIVES & POLICIES	STYLE/ TYPE	PORTFOLIO ADVISOR/ SUB-ADVISOR
ADVANCED SERIES TRUST
AST J.P. Morgan Strategic Opportunities Portfolio: (formerly AST UBS Dynamic Alpha Portfolio): seeks to maximize total return compared to its benchmark through security selection and tactical asset allocation.  No guarantee can be given that the Portfolio will achieve its investment objective, and the Portfolio may lose money.  The Portfolio will utilize a variety of diversifying asset classes and investment styles, including a significant allocation to alternative investment strategies such as market neutral, 130/30, and absolute return.  The Portfolio may invest in a wide range of asset classes, including U.S. and non-U.S. equities, emerging markets equities, real estate investment trusts (REITs) domiciled in and outside of the United States, U.S. and non-U.S. fixed income, high yield bonds, convertible bonds, and emerging markets bonds.  The allocation to these assets classes will vary depending on the subadviser’s tactical views.  Market neutral strategies seek to produce a positive return regardless of the direction of the equity markets.  130/30 strategies follow a particular index, for example the S&P 500, but allow the subadviser to sell short securities that are deemed likely to decline in value.  Absolute return strategies seek to generate a return in excess of prevailing yields on U.S. Treasuries or the London Interbank Offered Rate (LIBOR).
	Asset Allocation	J.P. Morgan Investment Management Inc.
 AST Fidelity Investments® Pyramis® Asset Allocation Portfolio:(formerly AST Niemann Capital Growth Asset Allocation Portfolio):seeks to maximize total return.  No guarantee can be given that the Portfolio will achieve its investment objective, and the Portfolio may lose money.  In seeking to achieve the Portfolio’s investment objective, the subadviser will cause the Portfolio’s assets to be allocated across six uniquely specialized investment strategies that invest primarily in equity securities (i.e., the Equity Strategies), one fixed-income strategy (i.e., the Broad Market Duration Strategy), and one strategy designed to provide liquidity (i.e., the Liquidity Strategy).
	Asset Allocation	Pyramis Global Advisors, LLC, a Fidelity Investments company

B.	NEW PROVISIONS CONCERNING ASSIGNMENTS AND OWNERSHIP CHANGES

This section is only applicable to owners of contracts issued by Pruco Life Insurance Company, not owners of contracts issued by Pruco Life Insurance Company of New Jersey. In the Section of the prospectus entitled “May I Change The Owner, Annuitant, and Beneficiary Designations?”, immediately prior to the subsection entitled “Spousal Designations”, we add the following:

If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office.  Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us.  We are not responsible for any payment made before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us.  We reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity at any time on a non-discriminatory basis.  We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity.